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EXIBIT 10.24

                                 AMENDMENT NO. 3
                                       TO
                                ADAC LABORATORIES
                       EMPLOYEE STOCK PURCHASE PLAN (1994)




     The Employee Stock Purchase Plan (1994) (the "Plan") of ADAC
Laboratories, a California corporation (the "Company"), is hereby amended in the following respects:

     1. NUMBER OF SHARES TO BE OFFERED. The first sentence of Section 4, entitled "Number of Shares to be Offered," is deleted in its entirety and the following sentence is substituted in its place:

          The maximum aggregate number of shares which shall be offered under the Plan shall be 470,000 shares of Stock, subject to adjustment as provided in Section 8 hereof.

This amendment reflects an increase in the number of shares authorized for issuance under the Plan by 100,000 shares.

     2. EFFECTIVE DATE. Except as amended above, in all other respects the Plan is hereby ratified and confirmed. The amendment of the Plan, as set forth above, was approved by the Board of Directors on February 3, 1999 and by the shareholders on May 6, 1999.

                                   By Order of the Board of Directors:


                                   By: /s/ Karen L. Masterson
                                       ----------------------------------------
                                       Karen L. Masterson
                                       Secretary